Property, Plant and Equipment	12 Months Ended
Dec. 31, 2013
Property, Plant and Equipment
Property, Plant and Equipment

6.                                      Property, Plant and Equipment

	December 31, 2012	December 31, 2013
Cost
Construction in progress	1,646	424
Plant and buildings	34,230	35,259
Machinery and equipment	39,359	42,851
Motor vehicles	1,831	1,884
Equipment and furniture	2,480	2,620
Leasehold improvements	9,692	12,386
Total cost	$89,238	$95,424

Less: Accumulated depreciation
Construction in progress	—	—
Plant and buildings	4,603	6,455
Machinery and equipment	11,922	15,658
Motor vehicles	1,423	1,653
Equipment and furniture	1,253	1,546
Leasehold improvements	866	2,149
Total accumulated depreciation	$20,067	$27,461

Property, plant and equipment net	$69,171	$67,963

The land use rights and buildings of the Changping facilities of Sinovac Beijing with a net book value of $7,760 (RMB 47 million) were pledged as collateral (note 9) for a bank loan from China Construction Bank.

The land use rights and building of Sinovac Beijing with a net book value of $20,893 (RMB 126.5 million) were pledged as collateral (note 9) for a bank loan from Bank of Beijing.

The land use rights and building of Sinovac Dalian with a net book value of $9,911 (RMB 60 million) were pledged as collateral (note 9) for a bank loan from Bank of China. The loan was partially drawn down in March 2013.

Depreciation expense for the years ended December 31, 2011, 2012, and 2013 was $4,272, $3,961 and $5,998, respectively.

Loss on disposal of equipment in 2011, 2012 and 2013 were $36, $14 and $31, respectively.

In 2012, Sinovac Beijing decided to move the packaging line from its Shangdi site to the Changping site. The equipment not being relocated to Changping and the leasehold improvements for the packaging line production area at Shangdi site were impaired as a consequence. The Company recorded an impairment charge of $679 (RMB 4.1 million) and $57 (RMB 0.3 million) in the year ended December 31, 2012, and 2013, respectively.

Tangshan Yian incurred a loss in 2012 and was expected to continue to incur losses in the future. The Company performed a recoverability test of Tangshan Yian’s property, plant and equipment by comparing the forecasted undiscounted cash flow to be generated from continuous use of the property, plant and equipment to their carrying value. As the discounted cash flows over the remaining useful life of the assets were negative, the Company measured the impairment amount by estimating the fair value of the property, plant and equipment.  The Company determined the fair value of Tangshan Yian’s land use rights and plant and buildings using the market approach by obtaining quoted prices for similar assets in the principal resale market. The Company determined the fair value of Tangshan Yian’s machinery and equipment using the cost approach by estimating the amount that currently would be required to construct or purchase substitute machinery and equipment of comparable utility. The estimate considered the condition of the assets which include the physical deterioration and economic obsolescence.

It was determined the fair value of Tangshan Yian’s property, plant and equipment and land use rights was $2,923 compared to the carrying value of $4,420 as at December 31, 2012. The impairment of $1,497 was allocated on a pro-rata basis to the land use rights, plant and buildings, and machinery and equipment based on their relative carrying value. As the fair value of the land use rights exceeded their carrying value, the impairment amount of $1,497 was allocated to plant and buildings and machinery and equipment based on their relative carrying values.